UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2015

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Noble Energy, Inc. (the “Company”) continues to work to resolve regulatory matters with the Israeli government, a key step to enable the sanction of certain future development projects in Israel. On June 25, 2015 the Israeli Security Cabinet unanimously adopted a decision that empowers the Government of Israel to exempt certain arrangements from the provisions of the Israeli Restrictive Trade Practices Law 1988 (the “IRTPL”). This decision was followed on June 28, 2015 with a decision by the government of Israel to assume the authority of the Minister of Economy to exercise the rights granted to him under the IRTPL to exempt certain arrangements from the provisions of the IRTPL. It is expected that the Israeli government will publish for a public hearing a comprehensive framework (“Framework”) that will address and clarify many of the outstanding regulatory issues facing the Company and its partners in developing their offshore assets. As stated above, the publication of the Framework is only an initial stage and a final decision is subject to the outcome of the public hearing and any legal challenges that may be brought against the decision in the Israeli courts. Therefore, there can be no assurances as to when or if the decision will be finalized or as to the terms thereof if finalized.
Disclosure Regarding Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the federal securities laws. The statements above that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intend,” and similar words, although some forward-looking statements may be expressed differently. No assurances can be given that the forward-looking statements contained in this current report will occur as projected, and actual results may differ materially from those projected. Some factors, risks and uncertainties that could cause actual results to differ include: changes in government policies in countries in which we operate, government regulation and other actions, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, the ability of management to execute its plans to meet its goals and other risks inherent in the Company’s business that are discussed in its most recent annual report on Form 10-K and in other reports on file with the Securities and Exchange Commission. These reports are also available from the Company’s offices or website, http://www.nobleenergyinc.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. The Company does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

NOBLE ENERGY, INC.
(Registrant)

Date:	June 29, 2015	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher Executive Vice President, Chief Financial Officer